EARNINGS PER SHARE (Schedule of Basic and Diluted Earnings Per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
EARNINGS PER SHARE [Abstract]
Net loss attributed to holder of ordinary shares	$ (20,328)	$ (13,830)
Net loss adjusted for dilutive securities	$ (20,328)	$ (13,830)
Weighted-average number of common shares outstanding-basic and diluted	204,275,041	203,370,722
Basic loss per share	$ (0.10)	$ (0.07)
Diluted loss per share	$ (0.10)	$ (0.07)